Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 006
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan has received a determination letter from the IRS dated February 9, 2017, stating that the Plan is qualified under Section 401(a) of the Code and, therefore, the related trust is exempt from taxation. Subsequent to this determination by the IRS, the Plan was amended and restated. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualified status. The Plan Administrator believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes the Plan, as amended and restated, is qualified and the related trust is tax-exempt.

The Plan has received a determination letter from the Commonwealth of Puerto Rico’s Department of Treasury (Treasury) dated November 15, 2024, stating that the Plan is qualified under Section 1081.01 of the Internal Revenue Code for a New Puerto Rico (the Puerto Rico Code).
U.S. generally accepted accounting principles require Plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.